Exhibits


SUB-ITEM 77C
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

A special meeting of shareholders (the "Meeting") of each series (the "Funds") of RidgeWorth Funds (the "Trust") listed below was held on May 9, 2017.

The details of the voting with respect to the Proposal are shown below. The Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposal:

Proposal 1: To approve the Agreement and Plan of
Reorganization by and among RidgeWorth Funds, on behalf of the Acquired Fund, Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, RidgeWorth
Capital Management LLC, and Virtus Partners, Inc.

Acquired Fund
Affirmative Votes
Objecting
Votes
Abstaining
Votes
RidgeWorth Conservative Allocation
Strategy
1,306,703.230
15,982.684
46,186.707
RidgeWorth Growth Allocation Strategy
2,291,152.674
0
8,186.000
RidgeWorth Innovative Growth Stock
Fund
727,197.249
4,084.718
12,281.142
RidgeWorth International Equity Fund
4,732,285.507
9,062.312
22,792.052
RidgeWorth Seix Floating Rate High
Income Fund
341,966,628.216
4,370,146.874
3,421,869.967
RidgeWorth Seix High Yield Fund
33,903,148.060
442,753.187
590,193.633
RidgeWorth Seix Investment Grade Tax-
Exempt Bond Fund
25,551,399.940
130,742.649
121,514.065
RidgeWorth Seix U.S. Government
Securities Ultra-Short Bond Fund
75,510,428.105
2,698,602.246
1,053,984.539
RidgeWorth Seix Corporate Bond Fund
1,259,034.456
8,513.000
32,234.000
RidgeWorth Seix Georgia Tax-Exempt
Bond Fund
7,213,224.650
125,064.951
3,029.197
RidgeWorth Seix High Grade Municipal
Bond Fund
3,363,336.836
70,771.309
34,596.468
RidgeWorth Seix Limited Duration Fund
676,438.964
0
0
RidgeWorth Seix North Carolina Tax-
Exempt Bond Fund
2,092,955.567
27,358.188
12,541.700
RidgeWorth Seix Short-Term Municipal
Bond Fund
1,915,322.323
22,804.961
4,613.000
RidgeWorth Seix Ultra-Short Bond Fund
7,683,260.596
32,555.113
45,202.831
RidgeWorth Seix Virginia Intermediate
Municipal Bond Fund
4,420,619.727
28,181.000
48,370.195

--------------------------------------------------------

A special meeting of shareholders (the "Meeting") of each
 series (the "Funds") of RidgeWorth Funds (the "Trust") listed below was held on May 30, 2017.

The details of the voting with respect to the Proposal are shown below. The Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposal:

Proposal 1: To approve the Agreement and Plan of
Reorganization by and among RidgeWorth Funds, on behalf of the Acquired Fund, Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, RidgeWorth Capital Management LLC, and
Virtus Partners, Inc.

Acquired Fund
Affirmative
Votes
Objecting
Votes
Abstaining
Votes
RidgeWorth Ceredex Mid-Cap Value
Equity Fund
102,937,031.597
688,648.720
9,190,017.058
RidgeWorth Silvant Large Cap Growth
Stock Fund
19,054,730.194
223,909.584
584,080.707
RidgeWorth Seix Total Return Bond Fund
40,325,153.000
759,860.996
2,192,908.393
RidgeWorth Seix U.S. Mortgage Fund
938,695.747
5,512.407
208,957.068
RidgeWorth Seix Core Bond Fund
8,313,751.234
96,516.174
2,314,362.710

----------------------------------------------------------

A special meeting of shareholders (the "Meeting") of each series (the "Funds") of RidgeWorth Funds (the "Trust") listed below was held on June 20, 2017.

The details of the voting with respect to the Proposal are shown below. The Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposal:

Proposal 1: To approve the Agreement and Plan of
Reorganization by and among RidgeWorth Funds, on behalf of the Acquired Fund, Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, RidgeWorth Capital Management LLC, and
Virtus Partners, Inc.

Acquired Fund
Affirmative
Votes
Objecting
Votes
Abstaining
Votes
RidgeWorth Ceredex Large Cap Value
Equity Fund
55,381,861.647
923,685.477
5,448,277.626
RidgeWorth Moderate Allocation Strategy
3,330,575.470
27,071.712
122,822.329
RidgeWorth Seix Short-Term Bond Fund
3,211,097.033
4,799.000
23,028.293
RidgeWorth Seix High Income Fund
38,965,484.151
1,612,808.827
1,821,157.876

-----------------------------------------------------------

A special meeting of shareholders (the "Meeting") the RidgeWorth Silvant Small Cap Growth Stock Fund (the "Fund") of RidgeWorth Funds (the "Trust") was held on June 23, 2017.

The details of the voting with respect to the Proposal are shown below. The Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposal:

Proposal 1: To approve the Agreement and Plan of
Reorganization by and among RidgeWorth
Funds, on behalf of the Acquired Fund, Virtus
Asset Trust, on behalf of the corresponding
Acquiring Fund, RidgeWorth Capital Management LLC, and Virtus Partners, Inc.

Acquired Fund
Affirmative
Votes
Objecting
Votes
Abstaining
Votes
RidgeWorth Silvant Small Cap Growth
Stock Fund
2,596,051.679
56,019.645
269,890.194

-----------------------------------------------------------

A special meeting of shareholders (the "Meeting") of the RidgeWorth Capital Innovations
Global Resources and Infrastructure Fund (the "Fund") of RidgeWorth Funds (the "Trust") was held on June 28, 2017.

The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 1: To approve the Agreement and Plan of
Reorganization by and among RidgeWorth
Funds, on behalf of the RidgeWorth Capital Innovations
Global Resources and Infrastructure
Fund, Investment Managers Series Trust, on behalf of the Oak Ridge Global Resources &
Infrastructure Fund, RidgeWorth Capital Management
LLC, and Oak Ridge Investments, LLC.

Fund
Affirmative
Votes
Objecting
Votes
Abstaining
Votes
RidgeWorth Capital Innovations Global
Resources and Infrastructure Fund
373,016.830
-
650.754


Proposal 2: To approve an Investment Advisory Agreement with Virtus Fund Advisers, LLC
(formerly, RidgeWorth Capital Management LLC), the investment adviser to the Fund.

Fund
Affirmative
Votes
Objecting
Votes
Abstaining
Votes
RidgeWorth Capital Innovations Global
Resources and Infrastructure Fund
373,016.830
-
650.754

-----------------------------------------------------------

A special meeting of shareholders (the "Meeting") of the RidgeWorth Ceredex Small Cap Value
Equity Fund (the "Fund") of RidgeWorth Funds (the "Trust") was held on June 30, 2017.

The details of the voting with respect to the Proposal are shown below. The Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposal:

Proposal 1: To approve the Agreement and Plan of
Reorganization by and among RidgeWorth
Funds, on behalf of the Acquired Fund, Virtus Asset
Trust, on behalf of the corresponding
Acquiring Fund, RidgeWorth Capital Management LLC, and Virtus Partners, Inc.

Acquired Fund
Affirmative
Votes
Objecting
Votes
Abstaining
Votes
RidgeWorth Ceredex Small Cap Value
Equity Fund
29,682,192.605
228,329.308
2,380,463.504